State of Delaware
Secretary of State
Division of Corporations
Delivered 02:12 PM 05/14/2012
FILED 02:05 PM 05/14/2012
SRV 120558743 - 3381783 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

GENON PJM DEVELOPMENT, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

---

1. The name of the limited liability company is GenOn PJM Development, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn Mid-Atlantic Development, LLC.

3. Accordingly, Article I. of the Certificate of Formation shall, as amended, read as follows:

"I. The name of the limited liability company is GenOn Mid-Atlantic Development, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 14th day of May, 2012.

GENON PJM DEVELOPMENT, LLC

By: Allison B. Cunningham
Name: Allison B. Cunningham
Title: Authorized Person

{00110681.1 / 10-0005-8754}

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:55 PM 10/20/2011
FILED 05:44 PM 10/20/2011
SRV 111122134 - 3381783 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MIRANT DICKERSON DEVELOPMENT, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

---

1. The name of the limited liability company is Mirant Dickerson Development, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn PJM Development, LLC.

3. Accordingly, Article I. of the Certificate of Formation shall, as amended, read as follows:

   "I. The name of the limited liability company is GenOn PJM Development, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 20th day of October, 2011.

MIRANT DICKERSON DEVELOPMENT, LLC

By: Allison B. Cunningham
Name: Allison B. Cunningham
Title: Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MIRANT DICKERSON DEVELOPMENT, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

---

1. The name of the limited liability company is Mirant Dickerson Development, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn PJM Development, LLC.

3. Accordingly, Article I. of the Certificate of Formation shall, as amended, read as follows:

   "I. The name of the limited liability company is GenOn PJM Development, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 20th day of October, 2011.

MIRANT DICKERSON DEVELOPMENT, LLC

By: Allison B. Cunningham

Name: Allison B. Cunningham
Title: Authorized Person

CERTIFICATE OF FORMATION

FOR

MIRANT DICKERSON DEVELOPMENT, LLC

A LIMITED LIABILITY COMPANY

I.

The name of the limited liability company is Mirant Dickerson Development, LLC.

II.

The address of the registered office of the limited liability company shall 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the registered agent at that address shall be Corporation Service Company.

III.

A member, a manager, an agent, or an employee of the limited liability company is not personally liable for the debts, obligations, or liabilities of the limited liability company, whether arising in contract, tort, or otherwise, or for the acts or omissions of any other member, manager, agent, or employee of the limited liability company.

Dated: April 17, 2001

Signed by:

Michelle H. Ancosky

Michelle H. Ancosky, Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 04/18/2001
010185915 - 3381703

G:\Legal\Se\David\2001 New Entities\Mirant Dickerson Development, LLC Certificate of Formation.doc